EXHIBIT 31.1

CHIEF EXECUTIVE OFFICER CERTIFICATION PURSUANT TO SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

I, John A. Taylor, certify that:

1. I have reviewed this Annual Report on Form 10-K/A of Granite Point Mortgage Trust Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date:	March 1, 2019	/s/ John A. Taylor
John A. Taylor
Chief Executive Officer and President